SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2006

INTERNATIONAL SMART SOURCING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14753	11-3423157
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

320 Broad Hollow Road Farmingdale, New York		11735
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 293-4650

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Principal Officer

          On February 23, 2006, the Board of Directors terminated David L. Kassel as the Chief Executive Officer and an employee of the Company, effective immediately.

          Pursuant to the Employment Agreement by and between the Company and David L. Kassel dated as of March 15, 1998, Mr. Kassel will continue to receive salary and benefits until February 28, 2008.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2006

INTERNATIONAL SMART SOURCING, INC.

By:	/s/ DAVID HALE

David Hale
Chairman of the Board of Directors, President and Acting Chief Financial Officer